                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


 [ ]  Preliminary proxy statement.                         [ ]  Confidential, for use of the Commissioner
 [X]  Definitive proxy statement.                               only (as permitted by Rule 14a-6(e)(2).
 [ ]  Definitive additional materials.
 [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.



                        TRANSAMERICA INCOME SHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies: N/A

                  (2) Aggregate number of securities to which transaction applies: N/A

                  (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

                  (4)  Proposed maximum aggregate value of transaction: N/A

                  (5)  Total fee paid: $0

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)  Amount Previously Paid: N/A
                  (2)  Form, Schedule or Registration Statement No.: N/A
                  (3)  Filing Party: N/A
                  (4)  Date Filed: N/A

                        TRANSAMERICA INCOME SHARES, INC.
                              570 CARILLON PARKWAY
                            ST. PETERSBURG, FL 33716


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be Held July 22, 2004


To the Shareholders of Transamerica Income Shares, Inc.:

Notice is hereby given that the Annual Meeting of Shareholders of Transamerica Income Shares, Inc. (the "Fund") will be held on July 22, 2004, at 570 Carillon Parkway, St. Petersburg, FL 33716, beginning at 9:00 a.m., Eastern Time, or as adjourned from time to time (the "Meeting"). At the Meeting, shareholders of the Fund will be called upon to consider the following proposals:

PROPOSAL 1:    Election of Directors. To re-elect the current Directors of the
               Fund as set forth in the Proxy Statement: and

PROPOSAL 2:    To conduct such other business as may properly come before the
               Meeting.

After careful consideration, the Directors of the Fund unanimously approved and recommend that you vote "For" Proposal 1. Shareholders of record as of the close of business on April 28, 2004 are entitled to vote at the Meeting. Each share is entitled to one vote, with fractional votes for fractional shares.

By Order of the Board of Directors of Transamerica Income Shares, Inc.,

John K. Carter, Esq.
Senior Vice President, Secretary
and General Counsel

June 4, 2004

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWNED ON THE RECORD DATE. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE ENCLOSED INSTRUCTIONS RELATING TO INTERNET OR TELEPHONE VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IN THE ENCLOSED MATERIALS. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD, OR VOTE USING THE INTERNET OR BY TELEPHONE. IF YOU VOTE VIA THE INTERNET OR BY TELEPHONE, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU LATER DECIDE TO CHANGE YOUR VOTE.

                                 PROXY STATEMENT

                        TRANSAMERICA INCOME SHARES, INC.


                         ANNUAL MEETING OF SHAREHOLDERS
                                  July 22, 2004


                                  INTRODUCTION

This Proxy Statement ("Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of Transamerica Income Shares, Inc. (the "Fund"), a closed-end management investment company organized as a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held at 9:00 a.m. on July 22, 2004, at 570 Carillon Parkway, St. Petersburg, FL 33716, and any adjournments thereof (the "Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying notice. A proxy card also accompanies this Proxy Statement. It is anticipated that proxies and proxy statements will first be mailed to shareholders on or about June 4, 2004.


SHAREHOLDER REPORTS. The Fund's most recent annual report for the year ended March 31, 2004, were mailed to Fund shareholders on May 25, 2004, and are available to you upon request without charge from the Fund's transfer agent, Mellon Investor Services, Inc., Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660; telephone toll free: 1-800-288-9541.



                                   PROPOSAL I
                              ELECTION OF DIRECTORS

Shareholders are asked to consider the re-election of nine Directors to the Fund. The nominees have indicated their willingness to serve as Directors, if elected.

The persons named as proxies intend to vote to re-elect the nine persons currently serving as Directors, unless authority to vote for the election of all or specified individuals is withheld by so marking the proxy card. If any nominees are unable to serve, the persons named as proxies may vote for other persons or vote to fix the number of directors at less than nine. Election is by a majority vote of the shares represented at the Meeting.

The term "fund complex" in the tables below consists of the Fund (TIS), AEGON/Transamerica Series Fund, Inc. (ATSF), Transamerica IDEX Mutual Funds (TA
IDEX), and Transamerica Index Funds, Inc. (TIF). The mailing address of each nominee is 570 Carillon Parkway, St. Petersburg, Florida 33716. The name, age and principal occupation for the past five years of the nominees are:

INDEPENDENT DIRECTOR NOMINEES:


                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                TERM OF                                            FUND COMPLEX         OTHER
                                               OFFICE AND                                          OVERSEEN BY     DIRECTOR-SHIPS
                              POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION OR EMPLOYMENT    NOMIMEE FOR     HELD BY NOMINEE
       NAME AND AGE         HELD WITH FUND    TIME SERVED            IN THE PAST 5 YEARS             DIRECTOR       FOR DIRECTOR
       ------------         --------------    ------------   ----------------------------------   -------------    ---------------
Peter R. Brown              Nominee,              N/A        Chairman & Trustee, TA IDEX;              77                N/A
(DOB 5/10/28)               Director                         Chairman & Director, ATSF, TIS &
                                                             TIF; Rear Admiral (Ret.) U.S. Navy
                                                             Reserve, Civil Engineer Corps.;
                                                             Chairman of the Board, Peter Brown
                                                             Construction Company (1963- 2000)

Charles C. Harris           Nominee,              N/A        Trustee, TA IDEX; Director, ATSF &        76                N/A
(DOB 1/15/30)               Director                         TIS.

Russell A. Kimball, Jr.     Nominee,              N/A        Trustee, TA IDEX; Director, ATSF &        76                N/A
(DOB 8/17/44)               Director                         TIS; General Manager, Sheraton
                                                             Sand Key Resort (1975 - present).

William W. Short, Jr.       Nominee,              N/A        Vice Chairman & Trustee, TA IDEX;         76                N/A
(DOB 2/25/36)               Director                         Vice Chairman & Director, ATSF &
                                                             TIS; Retired  Corporate CEO &
                                                             Chairman of the Board.

Daniel Calabria             Nominee,              N/A        Trustee, TA IDEX; Director, ATSF &        76                N/A
(DOB 3/05/36)               Director                         TIS; Trustee (1993-present) &
                                                             President (1993-1995), Florida Tax
                                                             Free Funds.

Janice B. Case              Nominee,              N/A        Trustee; TA IDEX; Director, ATSF &        76         Central Vermont
(DOB 9/27/52)               Director                         TIS; Director, Central Vermont                       Public Service
                                                             Public Service Co. (Audit                            Co.
                                                             Committee); Director, Western
                                                             Electricity Coordinating Council
                                                             (Chairman, Human Resources and
                                                             Compensation Committee); Senior
                                                             Vice President (1996-2000), Vice
                                                             President (1990-1996), Director of
                                                             Customer Service & Marketing
                                                             (1987-1990), Florida Power
                                                             Corporation.

Leo J. Hill                 Nominee,              N/A        Trustee, TA IDEX; Director, ATSF &        76                N/A
(DOB 3/27/56)               Director                         TIS; Owner & President, Prestige
                                                             Automotive Group
                                                             (2001 - present);
                                                             Market President
                                                             (1997-1998),
                                                             NationsBank;
                                                             President & CEO
                                                             (1994-1998),
                                                             Barnett Bank of the
                                                             Treasure Coast, FL.




INTERESTED DIRECTOR NOMINEES:

                                                                                                    NUMBER OF
                                                                                                  PORTFOLIOS IN
                                                TERM OF                                            FUND COMPLEX        OTHER
                                               OFFICE AND                                          OVERSEEN BY    DIRECTOR-SHIPS
                              POSITION(S)      LENGTH OF     PRINCIPAL OCCUPATION OR EMPLOYMENT    NOMIMEE FOR    HELD BY NOMINEE
       NAME AND AGE         HELD WITH FUND    TIME SERVED            IN THE PAST 5 YEARS             DIRECTOR      FOR DIRECTOR
       ------------         --------------    -----------    ----------------------------------   -------------   ---------------
Thomas P. O'Neill (1)       Nominee,              N/A        President, AEGON Financial                76               N/A
(DOB 3/11/58)               Director                         Services Group, Inc., Financial
                                                             Institution
                                                             Division; Trustee,
                                                             TA IDEX; Director,
                                                             ATSF & TIS;
                                                             Director, National
                                                             Aquarium of
                                                             Baltimore.

Brian C. Scott (1)          Nominee,              N/A        Trustee, President and Chief              77               N/A
(DOB 1/19/44)               Director                         Executive Officer, TA IDEX;
                                                             Director, Chairman & President,
                                                             TIF; Director, President & CEO,
                                                             ATSF & TIS; Manager, TIM;
                                                             President, Director & Chief
                                                             Executive Officer,
                                                             AEGON/Transamerica Fund Advisers,
                                                             Inc. (ATFA), AEGON/Transamerica
                                                             Investor Services, Inc. (ATIS) &
                                                             AEGON/Transamerica Fund Services,
                                                             Inc. (ATFS); Chief Executive
                                                             Officer, Transamerica Investors,
                                                             Inc. (TII); Director, President &
                                                             CEO, Endeavor Management Co.
                                                             (2001-2002).



(1) SUCH NOMINEE IS AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 ACT ("1940 ACT") AND AN AFFILIATED PERSON OF ATFA, THE FUND'S INVESTMENT ADVISER; TRANSAMERICA INVESTMENT MANAGEMENT, LLC, THE FUND'S SUB-ADVISER; ATSF, TA IDEX AND TIF, ALL OF WHICH MAY BE DEEMED TO BE AFFILIATES OF THE FUND. SUCH DIRECTOR RECEIVED NO COMPENSATION DIRECTLY FROM THE FUND.

The Board of Directors met 4 times during the last fiscal year ended March 31, 2004.

NOMINEE OWNERSHIP OF EQUITY SECURITIES

As of December 31, 2003, the Nominees beneficially owned shares of the Fund and any of the funds overseen by the Nominee in the same family of investment companies as set forth in the following table:


                                                                                Aggregate Dollar Range of Equity
                                                                              Securities in All Funds Overseen by
                                                Dollar Range of Equity          Director or Nominee in Family of
          Name of Director or Nominee           Securities in the Fund               Investment Companies*
          ---------------------------           ----------------------        -----------------------------------
     Peter R. Brown.............................          -0-                            Over $100,000
     Daniel Calabria............................          -0-                            Over $100,000
     Janice B. Case.............................          -0-                            Over $100,000
     Charles C. Harris..........................          -0-                            Over $100,000
     Leo J. Hill................................          -0-                            Over $100,000
     Russell A. Kimball, Jr.....................          -0-                            Over $100,000
     Thomas P. O'Neill (1)......................          -0-                            Over $100,000
     Brian C. Scott (1).........................          -0-                            Over $100,000
     William W. Short, Jr.......................          -0-                            Over $100,000



*        THE FAMILY OF INVESTMENT COMPANIES CONSISTS OF ATSF, TA IDEX AND TIF.
(1) SUCH NOMINEE IS AN "INTERESTED PERSON" OF THE FUND AS DEFINED IN THE 1940 ACT, AS DISCUSSED ABOVE.

COMMITTEES.

THE AUDIT COMMITTEE. The Fund has a standing Audit Committee, that currently consists of Peter R. Brown, Charles C. Harris, Russell A Kimball, Jr., and William W. Short. Messrs. Brown, Harris, Kimball and Short are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Director"), and are "independent" directors for purposes of New York Stock Exchange Listing Standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for the Fund to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee met twice in 2003.

The Board has adopted a written charter for the Fund's Audit Committee, which appears as Appendix B to this proxy statement.

THE NOMINATING COMMITTEE. The Nominating Committee recommends nominations for membership on the Board of Directors. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Fund's investment adviser and other principal service providers. The Committee generally meets annually to identify and evaluate nominees for director and to make its recommendations to the Board at the time of the Board's March meeting, and at such other times as a nomination be required. The Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board as a group. The members of the Fund's Nominating Committee are Messrs. Brown, Harris and Kimball, each an "independent" director for the purposes of the New York Stock Exchange Listing Standards.

The Nominating Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders as it does not currently contemplate adding Board members or otherwise changing the Board's composition. Potential Nominees are recommended and evaluated based on certain criteria relating to their background, education, understanding and experience in the financial and investment industry; as well as character, integrity and commitment. The Board of Directors does not currently have a Nominating Committee charter. However, in light of the SEC's recent adoption of enhanced nominating committee disclosure requirements, and proposed rules regarding security holder director nominations, the Board may adopt a Nominating Committee charter and a policy regarding the consideration of director candidates recommended by stockholders in the future.

REMUNERATION OF DIRECTORS.

The Fund pays each Independent Director an annual retainer of $1,500 plus $1,000 for each regular Board meeting attended in person and $1,000 for each such meeting attended telephonically. The Fund also reimburses each Director for reasonable expenses incurred in connection with such meetings. For the fiscal year ended March 31, 2004, the Independent Directors, as a group, received compensation in the amount of $ 41,250.00.

The following table sets forth the compensation paid to each Independent Director of the Fund for the fiscal year ended March 31, 2004. Directors who are "interested persons" of the Fund do not receive any compensation from the Fund.



                                                            Aggregate Compensation from   Total Compensation from Fund
        Name                                                            Fund                    and Fund Complex
        ----                                                ---------------------------   ----------------------------
        Peter R. Brown                                                $ 6,250                       $ 170,375
        Charles C. Harris                                             $ 6,250                       $ 162,375
        Russell A. Kimball, Jr.                                       $ 6,250                       $ 153,375
        William W. Short, Jr.                                         $ 5,750                       $ 161,875
        Daniel Calabria                                               $ 5,750                       $ 155,875
        Janice B. Case                                                $ 5,500                       $ 152,625
        Leo J. Hill                                                   $ 5,500                       $ 152,625


FUND OFFICERS.

The following table shows the executive officers of the Fund, other than shown above, their ages, positions with the Fund and principal occupations during the past five years:


                                                                    Term of Office
                                                                     and Length of     Principal Occupation During the
        Name                        Position(s) Held With Fund      Time Served(1)             Past Five Years
        ----                        --------------------------      --------------     -------------------------------
        John Carter               Senior Vice President,             From 2002 to       General Counsel, Sr. Vice
        (DOB 4/24/61)             Secretary & General Counsel        present            President & Secretary, TA IDEX,
                                                                                        ATSF & TIF; Director, General
                                                                                        Counsel, Senior Vice President &
                                                                                        Secretary, ATFS, ATFA & ATIS;
                                                                                        Vice President & Senior Counsel,
                                                                                        Western Reserve Life Assurance
                                                                                        Co. of Ohio (WRL); Vice
                                                                                        President, AFSG Securities
                                                                                        Corporation (AFSG); Vice
                                                                                        President, Secretary &
                                                                                        Anti-Money Laundering Officer,
                                                                                        TII; Vice President of TIM; Vice
                                                                                        President & Counsel (1997 -
                                                                                        1999), Salomon Smith Barney.

        Kim Day                   Senior Vice President,            From 2002 to        Senior Vice President, Treasurer
        (DOB 8/2/55)              Treasurer & Principal             present             & Principal Financial Officer,
                                  Accounting                                            Officer TA IDEX, ATSF & TIF;
                                                                                        Senior Vice President &
                                                                                        Treasurer, ATFS, ATFA, ATIS &
                                                                                        TII; Assistant Vice President,
                                                                                        WRL; Vice President, TIM.


(1) THE EXECUTIVE OFFICERS ARE ELECTED AND APPOINTED BY THE DIRECTORS AND HOLD OFFICE UNTIL THEY RESIGN, ARE REMOVED OR ARE OTHERWISE DISQUALIFIED TO SERVE.

THE BOARD OF DIRECTORS OF THE FUND, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

                                 OTHER BUSINESS

The Board and Fund management know of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment.

                                OTHER INFORMATION

INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANTS. PricewaterhouseCoopers LLP ("PwC") has been selected by the Board as independent public accountant to examine the financial statements of the Fund for the fiscal year ended March 31, 2004 and again for the fiscal year ending March 31, 2005. Representatives from PwC are not expected to attend the Meeting.

FEES. The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Fund during the most recent fiscal year, and by Ernst & Young, LLP (E&Y), the previous auditor for fiscal year ended March 31, 2003:


   Fiscal Year Ended      Audit Fees          Audit-Related Fees   Tax Fees            All Other Fees       Totals
   -----------------      ----------          ------------------   --------            --------------       ------
   March 31, 2004         $ 30,000            -0-                  $ 1,000             -0-                  $ 31,000
   March 31, 2003         $ 39,000            -0-                  -0-                 -0-                  $ 39,000


All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures listed below.

CHANGE OF INDEPENDENT PUBLIC ACCOUNTANT. As previously indicated, E&Y served as independent public accountant for the fiscal year ended March 31, 2003. On June 10, 2003, upon recommendation by the Fund's Audit Committee, the Fund's Board selected PwC to replace E&Y as the Fund's independent public accountant for the fiscal year ended March 31, 2004. Because PwC serves as independent public accountant for all other funds in the fund complex, this recommendation and subsequent approval to select them as independent public accountant for the Fund was based on economies of scale. The Fund had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure that would have caused the Fund to dismiss E&Y, nor were there any adverse opinions or disclaimer of opinion, modification, or qualification. Similarly, there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

NON-AUDIT SERVICES.

For the fiscal years ended March 31, 2004 and March 31, 2003, PwC and E&Y, the Fund's previous auditor, did not provide any non-audit services to the Fund (other than $1,000 of tax services), the Fund's investment adviser (ATFA) or any entity controlling, controlled by or under common control with ATFA.

PRE-APPROVAL POLICIES AND PROCEDURES.

The pre-approval policies and procedures of the Fund contained in the Fund's Audit Committee Charter require that the Fund's Audit Committee pre-approve all audit services and non-audit services provided by PwC or any other independent public accountant engaged by the Fund (the "Auditor"). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Fund's investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund's investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter "Service Affiliates") if the services directly relate to the operations and financial reporting of the Fund ("Covered Non-Audit Services"). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates.

The policies and procedures include an exception to the pre-approval requirement for certain DE MINIMIS non-audit services, when (i) the aggregate fees and costs of all non-audit services that, but for this limited exception, would require pre-approval by the Audit Committee constitutes no more than 5% of the total amount of revenues paid by the Fund to the Auditor during the last fiscal year during which such non-audit services are provided; (ii) at the time of engagement for such services, the Fund did not recognize that the services were "non-audit services"; and (iii) each such service is promptly brought to the attention of and approved by the Audit Committee prior to the completion of the service. The exception to the pre-approval requirement was not invoked with respect to any of the non-audit services described above.

The Audit Committee approved 100% of the audit and non-audit fees listed in the table above.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers, directors and investment adviser, the affiliated persons of the investment adviser, and the beneficial owners of more than 10% of the Fund's shares ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange, and to provide copies of these reports to the Fund. Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, to the Fund's knowledge, no person owns beneficially more than 10% of its shares and during the fiscal year ended March 31, 2004, and Reporting Persons complied with all applicable filing requirements.

FUND SERVICE PROVIDERS. The Fund's investment adviser, AEGON/Transamerica Fund Advisers, Inc., is located at 570 Carillon Parkway, St Petersburg, Florida, 33716. Investors Bank & Trust Company, the Fund's custodian, is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116. Mellon Investor Services, Inc., the Fund's transfer agent, is located at Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660.

                               VOTING INFORMATION

PROXY SOLICITATION. In order to obtain the necessary quorum at the Meeting, in addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Fund; regular employees of AEGON/Transamerica Fund Advisers, Inc., the Fund's investment adviser (the "Investment Adviser"), or other representatives of the Fund. The Fund has retained ALAMO Direct as the Fund's proxy solicitor for the Meeting of shareholders.

EXPENSES. The expense of preparing, printing and mailing the accompanying form of proxy, the Notice and the Proxy Statement will be borne by the Fund. The cost of retaining retained ALAMO Direct as the Fund's proxy solicitor for the Meeting is expected to cost approximately $3,600.00.

SHAREHOLDER VOTING. The Board has fixed the close of business on April 28, 2004, as the record date (the "Record Date") for the determination of Fund shareholders entitled to notice of and to vote at the Meeting. Shareholders of record, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting and an appropriate fraction of a vote for each fractional share. There were 69,318,771 shares outstanding on the Record Date, representing a market value of $23.00 per share, of which 92.4% are owned by shareholders, and 7.6% are owned by affiliates of the Fund.

Appendix A sets forth the shareholders entitled to cast 5% or more of the Fund's votes. To the best of the Fund's knowledge, as of the Record Date, no shareholder was entitled to cast 5% or more of the Fund's votes, except as stated in Appendix A. As of the Record Date, the officers and the Directors of the Fund as a group beneficially owned less than 1% of the Fund's shares.

A quorum constituting a majority of the Fund's shares outstanding as of the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal that is the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on the proposal in this Proxy Statement if sufficient votes have been received for approval.

VOTING. In order that your shares may be represented at the Meeting, you are requested to:

         --   indicate your instructions on the enclosed proxy card;

         --   date and sign the proxy card;

         -- mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

         -- allow sufficient time for the proxy card to be received on or before 5:00 p.m., Eastern Time, June 30, 2004.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will be voted in accordance with the instructions marked therein. Unless instructions to the contrary are marked on the proxy, it will be voted FOR the matters listed in the accompanying Notice of Meeting and proxy. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

You may also vote via the Internet, by telephone or by facsimile. Instructions are enclosed in these materials. If you elect to vote using one of these methods, DO NOT return your proxy card unless you later elect to change your vote.

REQUIRED VOTE. Approval of Proposal 1, re-election of the Directors, requires an affirmative vote of a majority of shares present at the Meeting in person or by proxy. Fund shareholders will vote together as a single class on the election of nominees for the Fund.

Abstentions and broker nonvotes will not be counted in favor of or against the proposal. Broker "nonvotes" occur when the Fund receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. Pursuant to rules and policies of the New York Stock Exchange, members of the exchange who exercise investment discretion pursuant to an advisory contract for the beneficial owner may vote on Proposal I without instructions from the beneficial owners of the Fund's shares.

SHAREHOLDERS' PROPOSALS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at 570 Carillon Parkway, St. Petersburg, Florida 33716 no later than January 30, 2005 in order to be included in the Fund's proxy statement and form of proxy relating to that meeting. Notice of a proposal will be considered untimely if it is submitted after January 30, 2005. However, timely submission of a proposal does not necessarily mean that the proposal will be included in the Fund's proxy statement. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the Fund's annual meeting of shareholders in 2005 may exercise discretionary voting power, to the extent permitted by NYSE rules, with respect to any such proposal.

THE FUND IS REQUIRED TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS. TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING AND HELP SAVE THE COST OF FOLLOW-UP MAILINGS, PROMPT EXECUTION AND RETURN OF THE PROXY CARD IS REQUESTED.


                                       By Order of the Board of Directors,
                                       Transamerica Income Shares, Inc.
                                       St. Petersburg, FL

                                   APPENDIX A

                    SHAREHOLDERS ENTITLED TO CAST 5% OR MORE
                                  OF FUND VOTES



Name and Address of Shareholder               Number of Shares     % of Fund
-------------------------------               ----------------     ---------

Wilmington Trust Company                           479,575           7.6%
1100 N. Market Street
Wilmington, DE  19801

CEDE & Co.                                       4,780,832          75.7%
P.O. Box 20
Bowling Green Station
New York, NY 10274-0020

                                   APPENDIX B

                             AUDIT COMMITTEE CHARTER
                  TRANSAMERICA INCOME SHARES, INC. ("THE FUND")

1. COMPOSITION. The Audit Committee (the "Committee") shall be composed of a minimum of three members, each of whom must be (i) a member of the Board and (ii) independent.

         INDEPENDENCE. To be an "independent" director, the Board must affirmatively determine that the director has no material relationship with the Fund complex (and disclose these determinations).

         In general, former employees of the company, individuals affiliated with or employed by a current or former auditor and certain other individuals may not be independent until five years after the employment, affiliation or the auditing relationship has ended.

2.       PURPOSES. The purposes of the Committee are:

         a.       assist Board oversight of:

                  (i)      the integrity of the company's financial statements;

                  (ii) the company's compliance with legal and regulatory requirements;

                  (iii) the independent auditor's qualifications and independence;

                  (iv) the performance of the company's internal audit function and independent auditors; and

         b. prepare the report that SEC rules require to be included in the company's annual proxy statement.

3. DUTIES AND RESPONSIBILITIES. To carry out its purposes, the Committee shall have the following duties and responsibilities:

         a. to ensure that the outside auditor submits, on a periodic basis to the Audit Committee, a formal written statement delineating all relationships between the auditor and the company;

         b. to actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor;

         c. to recommend that the Board take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

         d. to have the sole authority to retain and terminate the company's independent auditors;

         e. to at least annually, obtain and review a report by the independent auditor describing: (1) the firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (3) all relationships between the independent auditor and the company (to assess the auditor's independence);

         f. to discuss the annual audited financial statements and periodic financial statements with management and the independent auditor, including the company's disclosures under "MD&A";

         g. to discuss earnings press releases (if applicable), as well as financial information and earnings guidance provided to analysts and rating agencies;

         h. as appropriate, may consult, obtain advice and assistance from outside legal, accounting and other advisers;

         i. to discuss policies with respect to risk assessment and risk management;

         j. to meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

         k. to review with the independent auditor any audit problems or difficulties and management's response (including resolution of disagreements between management and the auditor regarding financial reporting);

         l. to set clear hiring policies for employees or former employees of the independent auditors; and

         m.       report regularly to the Board.

         n. APPOINTMENT & TERMINATION OF AUDITOR AND PRE-APPROVAL OF AUDIT SERVICES. The outside auditor for the Fund is ultimately accountable to the Board and the Audit Committee; and the Audit Committee and Board have the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

         o. NON-AUDIT SERVICES. The Audit Committee shall have sole authority to approve any significant non-audit relationship with the independent auditors. The auditor may provide to the Fund certain permissible non-audit services if they are pre-approved by the Audit Committee. The auditors are prohibited from providing the following non-audit services:

                  (i) bookkeeping or other services related to the accounting records or financial statements of the Company;

                  (ii) financial information systems design and implementation;

                  (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

                  (iv)     actuarial services;

                  (v)      internal audit outsourcing services;

                  (vi)     management functions or human resources;

                  (vii) broker/dealer, investment adviser, or investment banking services;

                  (viii) legal services and expert services unrelated to the audit; and

                  (ix) any other service that the Public Company Accounting Oversight Board ("PCAOB") determines, by regulation, is impermissible.

         p. PERMISSIBLE NON-AUDIT SERVICES. All permissible non-audit services provided to the company by its auditor must be pre-approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals of services permitted by the Sarbanes-Oxley Act of 2002.

                  The per-approval requirements are waived for certain de minimis, non-audit services. Non-audit services are de minimus if: (i) the aggregate amount of all such non-audit services provided to the company constitute not more than 5% of the total amount of revenues paid by the company to its auditor during the fiscal year in which the services are provided;
                  (ii) such services were not recognized by the company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee of the company and approved prior to the completion of the audit by either the Audit Committee or delegee.

         q. PRE-APPROVAL OF NON-AUDIT SERVICES FOR RELATED ENTITIES. The Audit Committee must also pre-approve not only the non-audit services provided to the Fund, but also non-audit services provided to (i) the Fund's investment adviser and (ii) any entity controlling, controlled by, or under common control with the investment adviser (if that entity provides ongoing services to the Fund), if such services relate directly to the operations and financial reporting of the Fund.*

                  Such pre-approval would not be required as to audit or non-audit services provided to:

                  (i)      another fund registrant within the Fund's complex;

                  (ii) a sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser; or

                  (iii) other entities within the Fund complex that do not provide services to the Fund.

                  The Fund's Audit Committee may establish procedures and policies for pre-approving non-auditing services provided to the Fund, and to its investment adviser and other entities that provides services to the Fund.

                  The 5% de minimis amount, as described above, is determined by aggregating the total amount of revenues paid to the Fund's auditor for services that were subject to the pre-approval requirements during the fiscal year in which the services were provided.

                  The auditor must report to the Audit Committee ALL non-audit services provided by the auditor to the Fund complex, and the associated fees, even where pre-approval is not required.

         r. TAX SERVICES. Tax services are non-audit services which may be provided to an audit client subject to pre-approval by the Committee. The auditor may continue to provide tax compliance, tax planning and tax advice to audit clients, subject to the pre-approval requirements. In certain situations, such as tax court representation or other situations involving public advocacy, these services may not be provided.

         s. ROTATION. The Audit Committee shall review and evaluate the lead audit partner, assure regular rotation of the lead audit partner as required by law, and consider whether there should be regular rotation of the auditing firm itself.

         t. REPORTS TO THE AUDIT COMMITTEE. The Audit Committee must, at least annually, obtain and review a report by the independent auditor describing: (i) the firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
                  (iii) all relationships between the independent auditor and the company (to assess the auditor's independence).

                  After reviewing this report, the Audit Committee should evaluate the auditor's qualifications, performance and independence and report to the Board. This review includes an evaluation of the lead partner of the auditor and should address whether the company should require rotation of the audit firm itself.

         u. COMPLAINTS. The Audit Committee shall establish procedures for:

                  (i) the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and

                  (ii) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

         v. FINANCIAL EXPERTISE. Each member of the Committee must be financially literate, as determined by the Board (or must become so in a reasonable amount of time after his appointment to the Committee.) At least one member of the Committee must have accounting or related financial management expertise, as determined by the Board. Companies must disclose whether their Audit Committee includes an "audit committee financial expert." If it does not include an audit committee financial expert, the company must disclose the reason why not. Such person must possess the following attributes:*

                  (i)      an understanding of GAAP and financial statements;

                  (ii) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

                  (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities;

                  (iv) an understanding of internal controls and procedures for fund reporting; and

                  (v)      an understanding of audit committee functions.

         Such attributes of a Committee member must have been acquired:

                  (a) through education and experience as a public accountant or auditor, or a principal financial officer, controller, or principal accounting officer of a company;

                  (b) through experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants; or

                  (c)      through other experience.

         w. CODE OF ETHICS. The Fund must adopt and disclose a code of business conduct and ethics for directors, officers and employees, and promptly disclose any waivers of the code for directors or executive officers.

         The Committee shall confirm that the Fund has met the Code requirements.**

         x. DISCLOSURE OF AUDIT SERVICES AND FEES IN SEC FILINGS. The Committee shall determine that the Fund has met disclosure of audit services and fees in the information as required by Form N-CSR, and in proxy and information statements.***

         y. CERTIFICATIONS. The Audit Committee shall require certifying officers disclose to the Committee the following information if applicable:

                  (i) all significant deficiencies in the internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and any material weaknesses in the Fund's internal controls; and

                  (ii) any fraud, whether or not material, that involves management or other employees who play a significant role in the Fund's internal controls.

4. The Committee shall meet at least semi-annually and is empowered to hold special meetings, as circumstances require.

5. The Committee shall meet with the Treasurer of the Fund at least semi-annually and any other Officer as the Committee pleases.

6. COMPENSATION. Directors fees are the only compensation an Audit Committee member may receive from the Fund (receipt of deferred compensation is permitted, provided the "independence" definition is met and the deferred compensation is not contingent on continued service).

7. The Committee must evaluate its own performance and review and reassess its charter, at least on an annual basis, with respect to its duties and responsibilities.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

*Disclosure regarding the status of an Audit Committee's financial expert status will be required on annual reports on Form N-CSR for fiscal years ending on or after July 15, 2003.

**Disclosure of the Fund's code of ethics, if any, as well as any waivers thereof or amendments thereto, under the new Sarbanes-Oxley rules will be required on annual reports on Form N-CSR for fiscal years ending on or after July 15, 2003. Only amendments and/or waivers occurring after the date on which the first annual report requiring disclosure of the code of ethics itself need be disclosed.

***Certain disclosures must be provided per Sarbanes-Oxley in applicable filings for the first fiscal year ending after December 15, 2003.

                  TRANSAMERICA INCOME SHARES, INC. (THE "FUND")
                              570 CARILLON PARKWAY
                            ST. PETERSBURG, FL 33716

The undersigned hereby appoints each of John K. Carter and Brian C. Scott as attorney and proxy with full power of substitution to vote, as designated below, all shares of the above Fund that the undersigned is entitled to provide instructions for at the Annual Meeting of Shareholders to be held July 22, 2004 at 9:00 a.m., at 570 Carillon Parkway, St. Petersburg, FL 33716, and at any and all adjournments thereof, and instructs him to vote as indicated with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement.

              VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
OR:

          Please mark boxes in blue or black ink.

Proposal 1: To re-elect the current Directors of the Fund as listed below:

         For All    [ ]      Against All    [ ]      For All Except  __________

                           (1) Peter R. Brown
                           (2) Daniel Calabria
                           (3) Janice B. Case
                           (4) Charles C. Harris
                           (5) Leo J. Hill
                           (6) Russell A. Kimball, Jr.
                           (7) William W. Short, Jr.
                           (8) Brian C. Scott
                           (9) Thomas P. O'Neill


In their discretion, John K. Carter and/or Brian C. Scott, on behalf of the Fund, may transact such other business as may properly come before the meeting and any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED. The Board recommends that you vote "For" the proposal.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                       Dated:
                                              ----------------------------------


                                       -----------------------------------------
                                       Signature(s)


                                       -----------------------------------------
                                       Signature(s)

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.